AMENDMENT NO. 5


                            DATED AS OF JULY 30, 1998


                                       TO


                           LOAN AND SECURITY AGREEMENT
                                   AS AMENDED


                           DATED AS OF MARCH 15, 1995



                                      AMONG


                              ZEMEX CORPORATION AND
                            THE FELDSPAR CORPORATION


                                       AND


                         NATIONSBANK OF TENNESSEE, N.A.,
                          AND THE CHASE MANHATTAN BANK


                                       AND


                    NATIONSBANK OF TENNESSEE, N.A., AS AGENT

                                TABLE OF CONTENTS

1.     Definitions...........................................................1
2.     Amendments to Agreement...............................................2
3.     Representations and Warranties........................................3
       3.1.   Incorporation..................................................3
       3.2.   Due Authorization, No Conflicts, Etc...........................4
       3.3.   Due Execution, Etc.............................................5
       3.4.   Real Property..................................................5
4.     Conditions Precedent..................................................5
       4.1.   Conditions Precedent to Effectiveness of Amendment No. 5.......5
5.     Effectiveness of Amendment No. 5......................................6
6.     Closing...............................................................7
7.     Deliveries............................................................7
8.     Governing Law, Etc....................................................7
9.     Section Titles and Table of Contents..................................7
10.    Waiver of Jury Trial..................................................7
11.    Counterparts..........................................................7
12.    Agreement to Remain in Effect.........................................8

     AMENDMENT No. 5 dated as of July 30, 1998, under and to that certain Loan and Security Agreement dated as of March 15, 1995 as amended by Amendment No. 1 dated March 12, 1997, Amendment No. 2 dated July 12, 1997, Amendment No. 3 dated June 26, 1998, and Amendment No. 4 dated July 13, 1998 (collectively, the "Agreement"), among Zemex Corporation, a Delaware corporation, and The Feldspar Corporation, a North Carolina corporation (individually and collectively, the "Borrower"), the Guarantors, jointly and severally, including the additional Participating Subsidiaries; each of the undersigned Banks (in such capacity the "Banks") and NationsBank of Tennessee, N.A. as agent for the Banks (in such capacity the "Agent").

                              W I T N E S S E T H:

     WHEREAS, Borrower, the Banks and the Agent are parties to the Agreement;
and

     WHEREAS, Zemex Corporation, having already used a portion of its Commitments to purchase certain common stock in Inmet Mining Corporation, needs to increase its Working Capital Loan from Five Million and No/100 Dollars ($5,000,000.00) to Fifteen Million and No/100 Dollars ($15,000,000.00) on a
temporary basis to fund its Working Capital needs; and

     WHEREAS, the Banks are willing to allow the Working Capital Bank to increase the Working Capital Loan as aforesaid subject to, among other things, Zemex Corporation executing the Inmet Stock Pledge Agreement as hereinafter defined and delivering to the Agent as soon as practicable all shares in Inmet Mining Corporation owned by Zemex Corporation together with irrevocable stock powers of attorney for said shares duly executed by Zemex Corporation;

     NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements set forth herein, and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. DEFINITIONS. All capitalized terms used in this Amendment No. 5 which are not otherwise defined herein shall have the respective meanings ascribed thereto in the Agreement.

     2. AMENDMENTS TO AGREEMENT.

          2.1. Section I of the Agreement, DEFINITIONS, is hereby amended by adding thereto the following new definitions as follows:

          "AMENDMENT NO. 5 EFFECTIVE DATE" has the meaning specified in Section 5 of Amendment No. 5.

          "INMET" means Inmet Mining Corporation, a corporation amalgamated under the Canadian Business Corporations Act, as amended.

          "INMET STOCK PLEDGE AGREEMENT" means that Stock Pledge Agreement in the form attached hereto as Exhibit F-1 to be executed by Zemex Corporation.

In addition to the foregoing new definitions, the following definitions are hereby amended:

          (ii) "WORKING CAPITAL COMMITMENT" is hereby amended to delete everything after the word "commitment" and to replace it with the following: "described in paragraph 2.3(A) hereof."

          2.2. Paragraph 2.3(A) is hereby amended to delete the same in its entirety and replace it with the following new subparagraph as follows:

          "2.3(A) Subject to the terms and conditions of and relying upon the representations, warranties and covenants contained in this Agreement for a period ending on the day prior to the Working Capital Loan Termination Date, the Working Capital Bank agrees to fund to the Borrower on a reducing, revolving basis amounts up to Fifteen Million and No/100 Dollars ($15,000,000.00) from the Amendment No. 5 Effective Date through October 31, 1998, amounts up to Ten Million and No/100 Dollars from November 1, 1998 through December 31, 1998, and amounts up to Five Million and No/100 Dollars ($5,000,000.00) from January 1, 1999 to the Working Capital Loan Termination Date. On November 1, 1998, all Working Capital Loan amounts in excess of $10,000,000 shall be due and payable by Borrower to the Working Capital Bank on demand, and on January 1, 1999, all Working Capital Loan amounts in excess of $5,000,000 shall be due and payable by Borrower to the Working Capital Bank on demand; provided, any dividends or capital distributions paid on the Inmet stock pledged pursuant to the Inmet Stock Pledge Agreement shall be paid immediately to the Working Capital Bank for application to the Working Capital Loan, where they shall permanently reduce on a dollar-for-dollar basis both the Working Capital Commitment and the Working Capital Loan (but not below $5,000,000.00). The Working Capital Loan shall be evidenced by the $15,000,000 Note of Borrower to the Working Capital Bank which
          Note is substantially in the form set forth in Exhibit A-1 attached hereto, with the Note payable in accordance with its terms. The Borrower may obtain loans, repay without penalty or premium and reborrow hereunder, from the date of this Agreement up to and not including the Working Capital Loan Termination Date, either the then applicable amount of the Working Capital Loan Commitment or any lesser sum which is in the minimum amount of $1,000 and in an integral multiple of $1,000 if in excess thereof.

          2.3. All dividends and capital distributions, if any, paid on the Inmet stock pledged pursuant to the Inmet Stock Pledge Agreement shall be paid immediately to the Working Capital Bank to be applied as a permanent reduction on the Working Capital Loan and the Working Capital Commitment.

          2.4. In connection herewith the Borrower agrees to pay to the Banks an amendment fee of Twenty Thousand and No/100 Dollars ($20,000.00), to be payable Ten Thousand and No/100 Dollars ($10,000.00) to NationsBank of Tennessee, N.A. and $10,000.00 to The Chase Manhattan Bank.

     3. REPRESENTATIONS AND WARRANTIES. To induce the Banks and the Agent to enter into this Amendment No. 5, Borrower and Guarantors jointly and severally represent and warrant to the Banks and the Agent as follows:

          3.1. INCORPORATION. Alumitech, Inc., Aluminum Waste Technology, Inc. and Zemex Industrial Minerals, Inc. are corporations duly organized, validly existing and in good standing under the laws of the State of Delaware; Engineered Thermal Systems, Inc. and AWT Properties, Inc. are corporations duly organized, validly existing and in good standing under the laws of the State of Ohio; and S&R Enterprises, Inc. is a corporation duly organized, validly existing, and in good standing under the laws of the State of Indiana; each of said corporations has the lawful power to own its properties and to engage in the business it conducts, and each is duly qualified and in good standing as a foreign corporation in the jurisdictions wherein the nature of the business transacted by it or property owned by it is both material and makes qualification necessary; Zemex Industrial Minerals, Inc. has its chief executive office and principal place of business in Atlanta, Georgia and each of the other corporations has its chief executive office and principal place of business located at Streetsboro, Portage County, Ohio; each of Alumitech, Inc., Aluminum Waste Technology, Inc., Engineered Thermal Systems, Inc., and AWT Properties, Inc. has its equipment and inventory located in the State of Ohio, Zemex Industrial Minerals, Inc. has all of its inventory and equipment located in Atlanta, Georgia, and S&R Enterprises, Inc. has all of its inventory and equipment located in Wabash, Indiana.

          3.2. DUE AUTHORIZATION, NO CONFLICTS, ETC. The execution, delivery and performance by the Borrower and Guarantors of this Amendment No. 5 and any and all other agreements, instruments and documents to be executed and/or delivered by the Borrower or any Guarantor pursuant hereto or in connection herewith, and the consummation by Borrower and Guarantors of the transactions contemplated hereby or thereby: (a) are within the corporate powers of each; (b) have been duly authorized by all necessary corporate action, including without limitation, the consent of stockholders where required; (c) do not and will not (i) contravene the respective certificate of incorporation or by-laws or other comparable governing documents of Borrower or any Guarantor, (ii) violate any Laws, or any order or decree of any court or governmental authority, or (iii) conflict with or result in the breach of, or constitute a default under, or result in the termi nation of, any material contractual obligation of Borrower or any Guarantor, and (d) do not require the consent, authorization by, or approval of, or notice to, or filing or registration with, any governmental authority or any other Person other than those which have been obtained and copies of which have been delivered to the Agent pursuant to Subsection 4.1(a)(ii) hereof, each of which is in full force and effect.

          3.3. DUE EXECUTION, ETC. This Amendment No. 5 and each of the other agreements, instruments and documents to be executed and/or delivered by Borrower or any Guarantor pursuant hereto or in connection herewith (a) has been duly executed and delivered, and (b) constitutes the legal, valid and binding obligation of each, enforceable against it in accordance with its terms, subject however to state and federal bankruptcy, insolvency, reorganization and other laws and general principles of equity affecting enforcement of the rights of creditors generally.

          3.4. REAL PROPERTY. The Borrower and its Participating Subsidiaries have good and marketable title to the Real Property subject to no encumbrances other than Permitted Liens and those noted in the Deeds of Trust originally executed and delivered on March 15, 1995.

     4. CONDITIONS PRECEDENT. The effectiveness of this Amendment No. 5 is subject to the fulfillment of the following conditions precedent on or prior to the Amendment No. 5 Effective Date (as here inafter defined in Section 5 hereof):

          4.1. CONDITIONS PRECEDENT TO EFFECTIVENESS OF AMENDMENT NO. 5. The Agent shall have received, on or prior to the Amendment No. 5 Effective Date, the following, each dated on or prior to the Amendment No. 5 Effective Date unless otherwise indicated, in form and substance satisfactory to the Agent and in sufficient copies for each Bank:

          (a) Certified copies of (i) the resolutions of the Board of Directors of Borrower and each Guarantor approving this Amendment No. 5 and each other agreement, instrument or document to be executed by them pursuant hereto or as contemplated hereby, and (ii) all documents evidencing other necessary corporate action and required governmental and third party approvals, licenses and consents with respect to this Amendment No. 5 and the transactions contemplated hereby.

          (b) A certificate of the Secretary or an Assistant Secretary of Borrower and each Guarantor certifying the names and true signatures of the officers of Borrower and each Guarantor who have been authorized to execute on behalf of Borrower and such Guarantor this Amendment No. 5 and any other agreement, instrument or document executed or to be executed by Borrower and any Guarantor in connection herewith.

          (c) A certificate dated the Amendment No. 5 Effective Date signed by the President or any Vice-President of Borrower, to the following effect:

          (i) The representations and warranties of the Borrower contained in Sections 3.1, 3.2 and 3.3 of this Amendment No. 5 are true and correct on and as of such date as though made on and as of such date;

          (ii) No Default or Event of Default has occurred and is continuing, and no Default or Event of Default would result from the execution and delivery of this Amendment No. 5 or the other agreements, instruments and documents contemplated hereby; and

          (iii) The Borrower has paid or agreed to pay all amounts payable by it pursuant to the Agreement as amended hereby (including, without limitation, all legal fees and expenses of Banks' counsel incurred in connection herewith) to the extent then due and payable.

          (d) An original Inmet Stock Pledge Agreement duly executed by Zemex Corporation, in the form attached hereto as EXHIBIT F-1.

          (e) A federal reserve form (or forms) U-1, duly completed and executed by Zemex Corporation and by The Feldspar Corporation.

          (f) A favorable opinion of Messrs. Hogan & Hartson, L.L.P., counsel to the Borrower, in substantially the form of EXHIBIT A hereto, and as to such other matters as any Bank, through the Agent, may reasonably request.

          5. EFFECTIVENESS OF AMENDMENT NO. 5. This Amendment No. 5 and the Exhibits attached hereto shall become effective at such time as (a) each of the conditions precedent set forth in Section 4.1 hereof shall have been satisfied, and (b) counterparts of this Amendment No. 5, executed and delivered by the Borrowers, the Banks and the Agent shall have been received by the Agent (or, alternatively, confirmation of the execution hereof by such parties shall have been received by the Agent). The date upon which the conditions described in clauses (a) and (b) of the foregoing sentence shall have been fulfilled is referred to herein as the "Amendment No. 5 Effective Date".

          6. CLOSING. The Closing under this Amendment No. 5 shall occur on the Amendment Effective Date at the offices of Boult, Cummings, Conners & Berry, 1 NationsBank Plaza, Nashville, Tennessee 37219, or such other location as the parties may agree.

          7. DELIVERIES. The Borrower covenants to deliver to the Agent on behalf of the Banks: (a) on or before August 7, 1998, certificates evidencing not less than 4,075,500 shares of Inmet together with fully executed stock powers of attorney in form and substance satisfactory to the Agent.

          8. GOVERNING LAW, ETC. This Amendment No. 5 shall be governed by, and construed in accordance with, the laws of the State of Tennessee as provided in
Section 10.9 of the Agreement, which Section is incorporated herein by reference and made a part hereof as though set forth in full herein.

          9. SECTION TITLES AND TABLE OF CONTENTS. The Section Titles and Table of Contents contained in this Amendment No. 5 are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement among the parties hereto.

          10. WAIVER OF JURY TRIAL. EACH PARTY HERETO, INCLUDING THE BORROWER, EACH SUBSIDIARY, THE BANKS, AND THE AGENT, HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE (TO THE EXTENT PERMITTED BY APPLICABLE LAWS) ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER, RELATING TO, OR CONNECTED WITH THIS AGREEMENT, THE COLLATERAL OR ANY OTHER AGREEMENT, INSTRUMENT OR DOCUMENT CONTEMPLATED HEREBY OR DELIVERED IN CONNECTION HEREWITH AND AGREE THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE BANKS' AND THE AGENT ENTERING INTO THIS AGREEMENT.

          11. COUNTERPARTS. This Amendment No. 5 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

          12. AGREEMENT TO REMAIN IN EFFECT. Except as expressly provided herein, the Agreement and each other Collateral Document shall be and shall continue in full force and effect in accordance with its respective terms.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 5 to be executed by their respective officers thereunto duly authorized, as of the date first above written.

AGENT                                     BORROWER

NATIONSBANK OF TENNESSEE, N.A.,           ZEMEX CORPORATION
as Agent


BY:  /S/ JACK WILLIAMS                    BY:  /S/ ALLEN PALMIERE
   ---------------------------------         ---------------------------------
TITLE: Senior Vice President              TITLE: Vice President and Chief
                                                 Financial Officer

                                          BY:  /S/ PATRICIA K. MORAN
                                             --------------------------------
                                          TITLE: Secretary and Assistant
                                                 Treasurer


BANKS

NATIONSBANK OF TENNESSEE, N.A.            THE FELDSPAR CORPORATION


BY:  /S/ JACK WILLIAMS                    BY:  /S/ ALLEN PALMIERE
   ---------------------------------         ---------------------------------
TITLE: Senior Vice President              TITLE: Vice President



THE CHASE MANHATTAN BANK                  GUARANTORS AND PARTICIPATING
(formerly Chemical Bank)                  SUBSIDIARIES

                                          PYRON CORPORATION
BY:  /S/ DENNIS J. DOMBECK
   ---------------------------------
TITLE: Senior Vice President              BY:  /S/ ALLEN PALMIERE
                                             ---------------------------------
                                          TITLE: Vice President

                                          PYRON METAL POWDERS, INC.


                                          BY:  /S/ ALLEN PALMIERE
                                             --------------------------------
                                          TITLE: Vice President


                                          SUZORITE MICA PRODUCTS INC. LES
                                          PRODUITS MICA SUZORITE INC.


                                          BY:  /S/ ALLEN PALMIERE
                                             --------------------------------
                                          TITLE: Vice President


                                          SUZORITE MINERAL PRODUCTS, INC.


                                          BY:  /S/ ALLEN PALMIERE
                                             --------------------------------
                                          TITLE: Vice President


                                          ALUMITECH, INC.


                                          BY:  /S/ ALLEN PALMIERE
                                             --------------------------------
                                          TITLE: Vice President


                                          ENGINEERED THERMAL SYSTEMS, INC.


                                          BY:  /S/ ALLEN PALMIERE
                                             --------------------------------
                                          TITLE: Vice President


                                          ALUMINUM WASTE TECHNOLOGY, INC.


                                          BY:  /S/ ALLEN PALMIERE
                                             --------------------------------
                                          TITLE: Vice President

                                          AWT PROPERTIES, INC.


                                          BY:  /S/ ALLEN PALMIERE
                                             --------------------------------
                                          TITLE: Vice President


                                          ZEMEX INDUSTRIAL MINERALS, INC.


                                          BY:  /S/ ALLEN PALMIERE
                                             --------------------------------
                                          TITLE: Vice President


                                          S&R ENTERPRISES, INC.


                                          BY:  /S/ ALLEN PALMIERE
                                             --------------------------------
                                          TITLE: Vice President